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                  SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT
                  --------------------------------------------
                         (Meadows at Anderson Mill)

   THIS SUPPLEMENTAL RIDER TO MULTIFAMILY INSTRUMENT (this "SUPPLEMENTAL RIDER") is made as of this 2nd day of December, 1996, and is incorporated into and shall be deemed to amend and supplement the Multifamily Mortgage or Deed of Trust or Deed to Secure Debt as of the same date (the "INSTRUMENT"), as modified by the Rider to Multifamily Instrument dated as of the same date (the "RIDER"), given by the undersigned, MEADOWS LIMITED PARTNERSHIP, an Illinois limited partnership ("BORROWER"), to secure Borrower's Multifamily Note as of the same date (the "NOTE") to GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, whose address is 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, and its successors, assigns and transferees (the "LENDER"), covering the property described in the Instrument and defined therein as the "PROPERTY" located at:

                     10507 Mellow Meadows, Austin, Texas

The Property is located entirely within the State of Texas (the "PROPERTY JURISDICTION").

   The term "LOAN DOCUMENTS" when used in this Supplemental Rider shall mean, collectively, the following documents: (i) the Instrument, as modified by the Rider, this Supplemental Rider and any other riders to the Instrument given by Borrower to Lender and covering the Property; (ii) the Note, and
(iii) all other documents or agreements, including any Collateral Agreements (as defined in the Rider), or O&M Agreements (as defined in the Rider), arising under, related to, or made in connection with, the loan evidenced by the Note, as such loan documents may be amended from time to time. Any conflict between the provisions of the Instrument, the Rider and this Supplemental Rider shall be resolved in favor of this Supplemental Rider.

   The, covenants and agreements of this Supplemental Rider, and the covenants and agreements of any other riders to the Instrument given by Borrower to Lender and covering the Property, shall be incorporated into and shall amend and supplement the covenants and agreements of the Instrument as if this Supplemental Rider and the other riders were a part of the Instrument and all references to the Instrument in the Loan Documents shall mean the Instrument as so amended and supplemented.

   ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Instrument and the Rider, Borrower and Lender further covenant and agree as follows:

   A. Choice of Law; Consent of Jurisdiction. THIS INSTRUMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) NOTWITHSTANDING THE FOREGOING, BORROWER AGREES THAT AT LENDER'S OPTION, ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE COMMONWEALTH OF PENNSYLVANIA. AT LENDER'S OPTION, THE COURT OF COMMON PLEAS OF MONTGOMERY COUNTY PENNSYLVANIA AND THE FEDERAL COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA SHALL HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTE OR THE INSTRUMENT OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE OTHER LOAN DOCUMENTS. BORROWER IRREVOCABLY CONSENTS TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTE, THE INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST BORROWER AND/OR AGAINST THE PROPERTY IN

ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER AND LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY BORROWER TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF PENNSYLVANIA. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY BORROWER UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY BORROWER.

  B. INSURANCE. Without limitation of the terms and provisions of the Instrument, Borrower will, at its expense, procure and maintain for the benefit of Borrower and Lender, insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such coverages, endorsements, deductibles and expiration dates as are acceptable to Lender, providing the following types of insurance covering the Property:

          (i) "All Risks" property insurance (including broad form flood, broad form earthquake and comprehensive boiler and machinery coverages) on each building and the contents therein of Borrower in an amount not less than one hundred percent (100%) of the full replacement cost of each building and the contents therein of Borrower, with deductibles not to exceed $10,000 for any one occurrence (unless a higher deductible is required by state law), with a replacement cost coverage endorsement and an agreed amount endorsement. Full replacement cost as used herein means the cost of replacing the buildings (exclusive of the cost of excavations, foundations and footings below the lowest basement floor) and the contents therein of Borrower without deduction for physical depreciation thereof;

          (ii) Flood insurance if at any time any building is located in any federally designated "special hazard area", in an amount equal to the full replacement cost or the maximum amount then available under the National Flood Insurance Program, with deductibles not to exceed $3,000 for any one occurrence (unless a higher deductible is required by state law);

          (iii) Rent loss insurance in an amount sufficient to recover at least the total estimated gross receipts from all sources of income, including without limitation, rental income, for the Property for a twelve month period; and

           (iv) Commercial general liability insurance against claims for personal injury and property damage liability, all on an occurrence basis, with such coverage as Lender may reasonably request with a general aggregate limit of not less than $1,000,000, and a combined single "per occurrence" limit of not less than $2,000,000 for bodily injury, property damage and medical payments, with no deductible.

    The insurance policies with respect to the property provided for in clause (iv) above with respect to the Property shall name Lender as an additional insured. The insurance policies provided for in clauses (i), (ii) and (iii) above shall name Lender as mortgagee and loss payee, shall be first payable in case of loss to Lender, and shall contain mortgagee clauses and lender's loss payable endorsements in form and substance acceptable to Lender. At least 30 days prior to the expiration date of the policies, Borrower shall deliver to Lender evidence of continued coverage, including a certificate of insurance, as may be satisfactory to Lender. All policies of insurance required by this Instrument shall contain clauses or endorsements to the effect that such policies shall not be modified, cancelled or terminated prior to the scheduled expiration date thereof without the insurer thereunder giving at least 30 days prior written notice to Lender. All policies of insurance required by the instrument shall be issued by companies licensed to do business in the State where the policy is issued and also in the states where the Property is located and having a rating in Best's Key Rating Guide of at least "A-" and a financial size category of at least "V".

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   C.   REPRESENTATIONS REGARDING LOAN.   Borrower agrees that in the event
that any representation or warranty made herein, or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Lender by Borrower, by any principal or general partner in Borrower, or by any Key Principal under any indemnity, guarantee or other agreement executed in connection with the loan secured hereby, is determined by Lender to have been false or misleading in any material respect at the time made, the same shall constitute a default hereunder, and any amounts which Lender may advance to cure such a default shall bear interest at the default rate under the Note, shall be payable upon demand and shall be secured by the Instrument.

   D. ADDITIONAL REPRESENTATIONS; TRANSFER RIGHT. Borrower represents and warrants to Lender that AIMCO LT, L.P., a Delaware limited partnership ("LT"), is a general partner of Borrower, that AIMCO HOLDINGS, LP, a Delaware limited partnership ("LP") is the sole general partner of LT, that AIMCO HOLDINGS QRS, INC. ("QRS") is the sole general partner of LP and that Apartment Investment and Management Company owns 100% of the stock of QRS. Borrower represents and warrants that it does not own any real property other than the Property or engage in any business other than management and operation of the Property. Notwithstanding anything to the contrary contained in the Rider, (i) a Transfer of a Significant Interest in LT, LP and QRS, or any of them, shall constitute, at Lender's option, a default under the Instrument and permit Lender to exercise any remedies permitted by paragraph 27 of the Instrument, (ii) limited partnership interests in AIMCO Properties, L.P. may be Transferred so long as AIMCO-LP, Inc. owns not less than 50.1% of the limited partnership interests in AIMCO Properties, LP and Apartment Investment and Management Company owns 100% of the stock of AIMCO-LP, Inc., and (iii) limited partnership interests in Borrower existing on the date hereof that are not owned by persons or entities directly or indirectly affiliated in any way with one or more of Apartment Investment and Management Company, LT, LP and QRS may be Transferred without the consent of Lender.

   E. CONSENT TO RELIEF FROM AUTOMATIC STAY. Borrower hereby agrees that, in consideration of the making of the loan by Lender to Borrower evidenced by the Note, and as a material inducement to Lender to make such loan, in the event Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the United States Bankruptcy Code (the "BANKRUPTCY Code"), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, then
(a) Lender shall thereupon be entitled and Borrower irrevocably consents to relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Note and/or Instrument, and as otherwise provided by law, and Borrower hereby irrevocably waives its right to object to such relief and acknowledges that no reorganization in bankruptcy is feasible; (b) Borrower waives its exclusive right pursuant to
Section 1121(b) of the Bankruptcy Code to file a plan of reorganization and irrevocably consents to the Lender filing a plan immediately upon the entry of an order for relief if any involuntary petition is filed against Borrower or upon the filing of a voluntary petition by the Borrower; (c) in the event that Lender shall move pursuant to Section 1121(d) of the Bankruptcy Code for an order reducing the 120 day exclusive period, Borrower shall not object to any such motion; and (d)

Borrower irrevocably waives its right to demand a turnover of the Property from a receiver appointed at the request of Lender, and agrees that it is in the best interest of the creditors pursuant to Section 543(d) of the Bankruptcy Code for the receiver to continue in possession, custody and control of the Property.

   F. ACCELERATION; REMEDIES. Non-Uniform Covenant 27 of the Instrument ("Acceleration; Remedies") is amended to read as follows:

       (a)  DEFAULT.   Upon (i) Borrower's breach of any covenant or
agreement of Borrower in the Instrument or any other Loan Document, including, but not limited to, the covenant to pay when due any sums secured by the Instrument, and/or (ii) AIMCO LT, L.P.'s breach of any covenant or agreement of AIMCO LT, L.P. under that certain General Partner Pledge and Security Agreement of even date herewith (each, an "EVENT OF DEFAULT"), Lender may exercise any and all remedies provided under the Instrument and under any of the other Loan Documents, or any other remedies available under applicable law, or any one or more of such remedies.

       (b) REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter:

               (i) INDEBTEDNESS DUE. All indebtedness secured by the Instrument in its entirety shall, at the option of Lender become immediately due and payable without presentment, demand, notice of intention to accelerate or notice of acceleration, or other notice of any kind except as otherwise expressly set forth herein, all of which are hereby expressly WAIVED, and the liens and security interests created or intended to be created hereby shall be subject to foreclosure, repossession and sale in any manner provided for herein or provided for by law, as Lender may elect, and Lender may exercise any and all of its rights under the Instrument, the Note, and the other Loan Documents.

               (ii) LEGAL PROCEEDINGS. Lender shall have the right and power to proceed by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of Borrower contained herein or in aid of the execution of the powers herein granted, or for foreclosure or the sale of the Property or any part thereof under the judgment or decree of any court of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy.

               (iii) FORECLOSURE SALE. Lender shall be entitled to institute an action to foreclose the Instrument as to the total amount declared due and payable by Lender, together with all of the costs, expenses and disbursements of the Lender, including, without limitation, a reasonable fee for Lender's attorneys at all trial and appellate levels, as hereinafter set forth. The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same. Lender shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid at the foreclosure sale upon the amount of the obligations (in the order of priority set forth below) in lieu of cash payment. In case of a foreclosure and sale of the Property and of the obligations hereby secured, the Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the indebtedness secured by the Instrument from any and all security for said amounts and from any and all persons or entities (including the Borrower) under any agreement, guaranty or collateral undertaking to pay any portion of said amount. The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth below.

     Upon any such foreclosure sale pursuant to the judicial proceedings, the Lender may bid for and purchase the Property and, upon compliance with the terms of said sale, may hold, retain and possess and dispose of the Property in its own absolute right without further accountability to the Borrower.

   In any civil action to foreclose the lien hereof, there shall be allowed and included as part of the indebtedness secured by this Instrument in the order of judgment for foreclosure and sale all expenditures and expenses which may be paid or incurred by or on behalf of the Lender for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of said order or judgment) of procuring all such abstracts of title, title searches and examinations, title insurance policies and similar data and insurance with respect to the title as the Lender may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property.

    (c) APPLICATION OF PROCEEDS, RENTS, ETC. The proceeds of any sale of, and any rents and other amounts generated by the holding, leasing, operation or other use of the Property shall be applied by the Lender (or the receiver, if one is appointed) to the extent that funds are so available therefrom, in the following order of priority:

            (i) COSTS OF SALE. First, to the payment of all reasonable costs of the sale or other costs mandated by law.

            (ii) OTHER COSTS. Second, to the payment of the reasonable costs and expense of taking possession of the Property and of holding, using, leasing, repairing and selling the same, including, without limitation,
(1) reasonable attorneys' and accountants' fees, and (2) the payment of any and all taxes, assessments, liens, security interests or other rights, titles or interest superior to the lien and security interest of this Instrument;

            (iii) INDEBTEDNESS. Third, to the payment of the indebtedness secured by the Instrument in such order as Lender, in Lender's sole discretion, directs; and

             (iv) BALANCE. Fourth, to Borrower, its heirs, legal representatives, successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

   G. BOOKS AND RECORDS. In addition to the obligations of Borrower under paragraph E of the Rider to Multifamily Instrument amending Uniform
Covenant 10 of the Instrument ("BOOKS AND RECORDS"), Borrower shall provide Lender the following:

        (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after the close of each fiscal year of any Key Principal during the term of this Agreement, its audited balance sheet as of the end of such fiscal as of the end of such fiscal year, its audited statement of income, partners' equity and retained earnings for such fiscal year and its audited statement of cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of its independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

        (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after each of the first three fiscal quarters of any fiscal year of the Key Principal during the term of this Agreement, its unaudited balance sheet as of the end of such fiscal quarter and its unaudited statement of income and retained earnings and its unaudited statement of cash flows for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of each Key Principal to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated.

        (iii) MONTHLY PROPERTY STATEMENT. Upon Lender's request, on a monthly basis within 15 days of the last day of the prior month, a statement of income and expenses of the Property accompanied by a certificate of Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of the Property for the period indicated.

        (iv) ANNUAL PROPERTY STATEMENTS. On an annual basis within 15 days of the end of the fiscal year, an annual statement of income and expenses of the Property accompanied by a certificate of Borrower to the effect that each such statement of income and expenses fairly, accurately and completely presents the operations of the Property for the period indicated.

        (v) UPDATED RENT ROLLS. Upon Lender's request, a current rent roll for the Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Lender and in the form required by Lender and accompanied by a certificate of Borrower to the effect that each such rent roll fairly, accurately and completely presents the information required therein.

        (vi) SECURITY DEPOSIT INFORMATION. Upon Lender's request, an accounting of all security deposits held in connection with any lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits and held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.

        (vii) SECURITY LAW REPORTING INFORMATION. Promptly upon the mailing thereof to the partners or shareholders of Borrower or any Key Principal, copies of all financial statements, reports and proxy statements so mailed and promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports (excluding Form 4, Statement of Changes in Beneficial Ownership, or its equivalent, unless they reflect a change in control in Owner) which Borrower or any Key Principal shall have filed with the United States Securities and Exchange Commission or other Governmental Authorities.

        (viii) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, copies of any reports or management letters submitted to Borrower by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to clause (i) above).

        (ix) CONDITION OF APARTMENT INVESTMENT AND MANAGEMENT COMPANY. Borrower shall promptly notify the Lender of any report, event or condition known to the Borrower that the status of Apartment Investment and Management Company as a real estate investment trust under Subchapter M of the Internal Revenue Code has been terminated or brought into question.

   H. FEES. Borrower covenants that it shall not, without the prior written consent of Lender, pay any fees, charges, expenses, or other amounts to any entity in which Apartment Investment and Management Company has a direct or indirect interest at any time an Event of Default exists under any of the Loan Instruments.

   I. SUBORDINATION; CASH MANAGEMENT. At Lender's option, it shall constitute an Event of Default under the Instrument and the other Loan Documents if Borrower shall fail to deliver to Lender within thirty (30) days after the date hereof (i) Subordination Agreements from all tenants of the Property that have leases for laundry or cable television facilities, in form and substance satisfactory to Lender, in its sole and absolute discretion, and (ii) a Cash Management Agreement (including, without limitation, a Restricted Account Letter executed by a depository bank reasonably acceptable to Lender) satisfactory in form and substance to Lender in its sole and absolute discretion.

   BY SIGNING BELOW, Borrower accepts and agrees to the covenants and agreements contained in this Supplemental Rider.

BORROWER:                         MEADOWS LIMITED PARTNERSHIP, an Illinois
                                  limited partnership

                                  By:  AIMCO LT, L.P., a Delaware limited
                                       partnership, its general partner

                                       By:  AIMCO HOLDINGS, L.P., a Delaware
                                            limited partnership, its general
                                            partner

                                            By:  AIMCO HOLDINGS QRS, INC., a
                                                 Delaware corporation, its
                                                 general partner

                                            By:    /s/ H. Alcock
                                                  -----------------------------
                                            Name:  Harry Alcock
                                                  -----------------------------
                                           Title:        VP
                                                  -----------------------------


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